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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14C

               Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X]  Preliminary Information Statement

[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

[_]  Definitive Information Statement

                  TXON INTERNATIONAL DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11


     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------


     (5) Total fee paid:

     --------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------


     (3) Filing Party:

     --------------------------------------------------------------------------


     (4) Date Filed:

     --------------------------------------------------------------------------

                  TXON INTERNATIONAL DEVELOPMENT CORPORATION
                             13C Chinaweal Centre
                              414-424 Jaffe Road
                              Wanchai, Hong Kong

                             INFORMATION STATEMENT

                               September 5, 2000

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTION, DEFINED BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

General

     This Information Statement is first being furnished on or about September 5, 2000 to stockholders of record as of the close of business on August 17, 2000 (the "Record Date") of the common stock, $0.001 par value per share (the "Common Stock") of Txon International Development Corporation ("Txon" or the "Company") in connection with the following (the "Action"):

     1. Amendment of the Certificate of Incorporation, as amended, changing the name of the Company to China World Trade Corporation.

     The Board of Directors has approved, and a majority of the stockholders (the "Consenting Shareholders") representing 1,961,175 shares of the 2,665,350 shares outstanding of the Common Stock as of August 17, 2000 have consented in writing, to the Action. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Nevada Revised Statutes and Txon's By-Laws to approve the Action. Accordingly, the Action will not be submitted to the other stockholders of Txon for a vote and this Information Statement is being furnished to stockholders to provide them with certain information concerning the Action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including Regulation 14C.

     Txon will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. Txon will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Txon's Common Stock.

     FOR ADDITIONAL INFORMATION ABOUT TXON, REFERENCE IS MADE TO TXON'S QUARTERLY REPORT ON FORM 10-QSB.

     The principal executive office of Txon is located at 13C Chinaweal Centre, 414-424 Jaffe Road, Wanchai, Hong Kong.

                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has unanimously adopted and the Consenting Shareholders have approved an amendment to the Certificate of Incorporation, as amended, of Txon (the "Name Amendment") to change the name of the Company from "Txon International Development Corporation" to "China World Trade Corporation". The text of the Name Amendment is attached as Appendix A and is incorporated herein by reference.

     In the judgment of the Board of Directors, the change of Txon's corporate name is desirable in view of the recent acquisition by Txon pursuant to the Share Exchange Agreement dated as of August 10, 2000 (the "Agreement") by and among Main Edge International Limited, a British Virgin Islands corporation ("Main Edge") Virtual Edge Limited, a British Virgin Islands corporation and wholly owned subsidiary of Main Edge ("Virtual Edge"), Richard Ford, Jeanie Hildebrand and Gary Lewis whereby, on August 14, 2000 (the "Closing"), the Company acquired from Main Edge all of the shares of Virtual Edge (the "Acquisition") in exchange for an aggregate of one million nine hundred sixty one thousand, one hundred and seventy five (1,961,175) shares of the Company's common stock which shares equal 73.58% of the issued and outstanding shares of the Company after giving effect to the Acquisition.

     The Name Amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of Nevada, which will occur on or about September 25, 2000. Under federal securities, laws, Txon cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

                 VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Persons Entitled to Notice

     The Record Date for the determination of the stockholders entitled to notice of and to consent to the Action has been fixed as of the close of business on August 17, 2000. As of August 17, 2000, there were outstanding 2,665,350 shares of Common Stock, each of which was entitled to one vote.

     Since the Action has been duly approved by the Consenting Shareholders holding a majority of the outstanding Common Stock, approval or consent of the remaining stockholders is not required and is not being solicited hereby or by any other means.

     The Nevada Revised Statues do not provide for dissenters rights in connection with the adoption of the Action.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the ownership of the Common Stock as of August 17, 2000 by: (i) each director; (ii) each of the executive officers; (iii) all executive officers and directors of Txon as a group; and (iv) all those known by Txon to be beneficial owners of more than 5% of the Common Stock. Unless otherwise stated in the notes to the table, each person named below has sole authority to vote and dispose of the shares shown. Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, in calculating percentage ownership, each person named below is deemed to beneficially own securities that such person has the right to acquire within sixty days through the exercise of any option or warrant or through the conversion of any security, but securities subject to options, warrants or conversion rights owned by others (even if exercisable or convertible within sixty days) are not deemed to be outstanding shares. The address of those individuals for which an address is not otherwise indicated is 13C Chinaweal Centre, 414-424 Jaffe Road, Wanchai, Hong Kong.

                                                                      Beneficial Ownership
                                                                      --------------------
                                                            Number of                      Percentage
                                                              Shares                        of Total
                                                            ---------                      ----------
Directors and Officers
----------------------
John H.W. Hui..........................................             --                             --
Alfred H.B. Or.........................................             --                             --
Thomas Pai.............................................             --                             --
James H.C. Mak.........................................             --                             --
David Jones............................................             --                             --
Roy C.W. Wu............................................             --                             --
Hui Wang...............................................             --                             --

All Directors and Executive                                         --                             --
Officers...............................................




5% or More Beneficial Ownership
-------------------------------
Main Edge International Limited........................      1,961,175                          73.58
                                                             =========                      =========


                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ John H.W. Hui
                                     -----------------------------------
                                     JOHN H.W. HUI
                                     PRESIDENT

--------------------------------------------------------------------------------
                                  FORM 10-QSB
--------------------------------------------------------------------------------

       A COPY OF TXON'S FORM 10-QSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO JOHN H.W. HUI, PRESIDENT, TXON INTERNATIONAL DEVELOPMENT CORPORATION, 13C CHINAWEAL CENTRE, 414-424 JAFFE ROAD, WANCHAI, HONG KONG.

                                                                      Appendix A

                           CERTIFICATE OF AMENDMENT

                                      OF

                           ARTICLES OF INCORPORATION

                                      OF

                  TXON INTERNATIONAL DEVELOPMENT CORPORATION

                             a Nevada Corporation

     The undersigned certify that:

     1. They are the president and the secretary, respectively, of Txon International Development Corporation.

     2. Article I of the Articles of Incorporation of this corporation is amended to read as follows:

     "The name of this corporation shall be:  China World Trade Corporation."

     3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors and a majority of the stockholders of this corporation.

         We further declare under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct of our own knowledge.


     DATE______________


                              ___________________________________
                              John H.W. Hui, President


                              ___________________________________
                              John H.W. Hui, Secretary